STRALEM FUND

Supplement dated March 14, 2012
To the Statement of Additional Information dated March 1, 2012

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of Stralem Fund (the “Trust”) dated March 1, 2012.  You should retain this Supplement for future reference.  Copies of the SAI may be obtained free of charge by calling us at 1-866-822-9555 or by visiting www.Stralemfund.com.

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The following information supplements the section “Management of the Fund” found on pages 5-11 of the SAI:

Effective March 12, 2012, Kenneth D. Pearlman, an Independent Trustee of the Trust, resigned from the Board of Trustees and as Chairman of the Trust’s Audit Committee.  Mr. Pearlman provided the Trust with high quality leadership for approximately 40 years.  As a result of his resignation, the remaining members of the Audit Committee appointed Michael T. Rubin to serve as Chairman of the Audit Committee.  In addition, as a result of Mr. Rubin’s additional responsibilities as Chairman of the Audit Committee the Board of Trustees increased his annual retainer from $17,000 to $21,000.

All references to Mr. Pearlman’s current role with the Trust are hereby removed from the SAI and any specific references to him in his role as Audit Committee Chairman are replaced with Mr. Rubin.